EXHIBIT 99.1
                            STOCK PURCHASE AGREEMENT


         This Stock Purchase Agreement (the "Agreement") is made and entered into as of the 31st day of January 2007 by and among Allstate Home Inspection & Household Environmental Testing, Ltd., a Delaware corporation ("AHI"), Francis
X. Finigan, an individual and sole shareholder of AHI ("Finigan" or "Seller"), and Environmental Service Professionals, Inc., a Nevada corporation (the "Buyer" or "Company"), with respect to the following facts:


                                 R E C I T A L S

         A. Seller owns 100% of the total issued and outstanding capital stock of AHI.

         B. AHI is engaged in the business of home inspection and has services available to assess major environmental concerns for potential homeowners (the "Business").

         C. The Company desires to acquire from Finigan and Finigan desires to sell to the Company 100% of the total issued and outstanding stock of AHI in exchange for 1,000,000 shares of the Company's common stock issuable in installments over time, 250,000 warrants entitling him to purchase 250,000 additional shares of the Company's common stock at a purchase price of $0.75 per share for a period of five years from the date of the closing of the purchase under this Agreement, issuable at such time as specified in this Agreement, plus $950,000 in cash, payable in installments over time.

         D. Upon Closing (as such term is defined in Section 4.1), the Company will create an AHI division (the "AHI Division") as described in this Agreement.

         NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the parties to this Agreement, and in light of the above recitals to this Agreement, the parties to this Agreement hereby agree as follows:

1.       SALE AND PURCHASE

         1.1 SALE AND PURCHASE OF STOCK. In consideration for the Purchase Price (as defined in Section 1.2 of this Agreement) and the other covenants of the Company in this Agreement, Finigan hereby agrees to convey to the Company all of his capital stock (the "AHI Stock") and right, title and interest in and to AHI, on the Closing Date (as defined in Section 4.1 of this Agreement).

         1.2 PURCHASE PRICE. As consideration for the sale by Finigan of the shares of AHI Stock to the Company on the Closing Date, the Company will pay to the Seller the following (the "Purchase Price"): (i) $950,000 in cash (the "Cash Payment"), payable as provided in Section 1.2(a) of this Agreement, (ii) 1,000,000 shares (the "Shares") of the Company's common stock (the "Stock Payment"), issuable as provided in Section 1.2(b) of this Agreement, and (iii) 250,000 warrants entitling Seller to purchase 250,000 additional shares of the

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Company's  common stock at a purchase  price of $0.75 for a period of five years
from  the  Closing  Date,   issuable  275  days  after  the  Closing  Date.  The
certificates evidencing the Shares will bear the following legend:

          "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

         (a) CASH PAYMENT. Seller is to receive a total cash payment of $950,000 as part of the Purchase Price, subject to the terms and conditions of this Agreement. The Cash Payment to Seller shall be made as follows: (i) $250,000 paid upon Closing (as defined in Section 4.1 of this Agreement), (ii) $100,000 paid 30 days after Closing, (iii) $50,000 paid 60 days after Closing, (iv) $50,000 paid 120 days after Closing, (v) $200,000 paid 180 days after Closing, and (vi) $300,000 paid 275 days after Closing.

         (b) COMPANY SHARES. Seller is to receive a total of 1,000,000 shares of the Company's common stock as part of the Purchase Price, subject to the terms and conditions of this Agreement. The Stock Payment will be made as follows: (i) 250,000 shares upon Closing, (ii) 100,000 shares 30 days after Closing, (iii) 50,000 shares 60 days after Closing, (iv) 50,000 shares 120 days after Closing, (v) 200,000 shares 180 days after Closing, and, (vi) 350,000 shares 275 days after Closing.

         (c) COMPANY WARRANTS. Seller will be issued a total of 250,000 warrants on a date 275 days after Closing which will entitle him to purchase up to 250,000 additional shares of common stock of the Company at a purchase price of $0.75 per share for a period of five years from the Closing.

         (d) HOLDING PERIOD AND PIGGYBACK REGISTRATION RIGHTS. All Shares of the Company's common stock and all of the Company's warrants issued to Seller by the Company under this Agreement shall be held by Finigan for a period of at least one year from the date of Closing. Furthermore, Seller will have piggyback registration rights with respect to the Shares and the shares underlying the warrants, subject to potential adjustment by the underwriter for such registration statement, if any. Accordingly, the Company agrees to notify the Seller in writing at least ten days prior to the filing of any registration statement by it under Section 5 of the Securities Act of 1933, as amended, on Form S-1, SB-2 or S-3, and to include all of Seller's Shares and shares underlying the warrants that are requested by him in writing for inclusion in the registration statement, subject to the underwriter's (if any) reasonable approval.

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2.       COVENANT NOT TO COMPETE.

         As an inducement to Buyer to enter into and to perform its obligations under this Agreement, Finigan covenants to enter into a non-compete agreement with the Buyer on the Closing Date pursuant to which Finigan will agree that during the term of his employment with the Company and for so long as Seller is an officer, director, employee or consultant of the Company or any of its subsidiaries or affiliates, he will not directly or indirectly, whether (a) as an employee, agent, consultant, employer, principal, partner, officer or director; (b) holder of more than five percent of any class of equity securities or more than five percent of the aggregate principal amount of any class of equity securities or more than five percent of the aggregate principal amount of any class of debt, notes or bonds of a company with publicly traded equity securities; or (c) in any other individual or representative capacity whatsoever, for his own account or the account of any other person or entity, engage in any business or trade competing with the then business or trade of the Buyer or its affiliates in the United States except for the activities expressly allowed pursuant to Section 4.6 (the "Non-Compete Agreement"). Finigan
acknowledges that the restrictions set forth in this Section 2 are fair and reasonable with respect to their duration, scope and area. If, at the time of enforcement of this Section 2, a court holds that the duration, scope or area restrictions stated herein are unreasonable under circumstances then existing, the parties agree that the maximum duration, scope or area reasonable under such circumstances will be substituted for the stated duration, scope or area. In the event of any material breach of any provisions of this Section 2, Buyer will have the right, in addition to any other rights and remedies existing in its favor hereunder, to enforce its rights and the obligations of Finigan under this
Section 2 not only by an action or actions for damages but also by an action or actions for specific performance and/or injunctive or other equitable relief in order to enforce or prevent any violations of the provisions of this Section. Notwithstanding anything to the contrary contained herein, the obligations of Seller described in this Section 2 shall not impact or otherwise affect the actions expressly allowed by Section 4.6.

3.       EMPLOYMENT

         On the Closing Date (as defined in Section 4.1 of this Agreement), the Company will employ Finigan as the Division President of the AHI Division with an annual salary of $130,000. The term of such employment arrangement will be for a minimum of 275 days after the Closing, and thereafter on an "at will" basis; provided, however that such 275 day period shall be extended one day for each day that Seller extends the time for Buyer to convey the final portion of the Purchase Price in the event that Seller extends such period pursuant to
Section 8.3(i). Finigan will handle all day to day responsibilities of the AHI Division, with the exception of any tasks to be handled by the Company as described in Section 8.1 of this Agreement. Additionally, Finigan will oversee the AHI Division's financial responsibilities as stated and agreed to in the AHI 2007 Budget. Finigan's other responsibilities shall include having the AHI Division staff prepare the necessary monthly financial documentation for AHI needed by the Company's management by the 11th day of each month for the prior month, finalizing the AHI 2007 Budget with the Company, assisting in the transfer of AHI staff to the Company's leased staffing program serviced by Kelly Staffing within 90 days after Closing, and mutually establishing a five year plan of action with the Company that will include a 20-25% pre-tax profit for each year. Finigan will receive standard Company benefits such as medical and dental insurance which can be extended to his family through a cafeteria

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program.  Within 120 days after the Closing,  Finigan  shall be appointed to the
Company's Board of Directors, and agrees to attend two monthly meetings of Company executives in Palm Springs, California with the expenses to attend to be paid by the Company.

4.       CLOSING AND FURTHER ACTS.

         4.1 TIME AND PLACE OF CLOSING. Upon satisfaction or waiver of the conditions set forth in Section 7 of this Agreement, the closing of the transactions contemplated by this Agreement (the "Closing") will take place at 1701 North Palm Canyon Drive, Palm Springs, California 92262 at 11:00 a.m. (local time) on the date that the parties may mutually agree in writing, but in no event after February 15, 2007 (the "Closing Date"), unless extended by mutual written agreement of the parties.

         4.2 ACTIONS AT CLOSING. At the Closing, the following actions will take place:

                  (a) Buyer will pay to Seller the first installment of the Cash Payment and Stock Payment of the Purchase Price as described in Section
         1.2 of this Agreement by delivery of (i) the appropriate amount of cash or cash equivalent which will be deposited in a single account designated by Seller in a writing delivered to the Buyer prior to the Closing, and (ii) stock certificates evidencing the first installment of the Stock Payment.

                  (b) Seller will tender to the Company certificates and/or any other documents evidencing 100% ownership of AHI.

                  (c) Seller will deliver to Buyer copies of necessary corporate resolutions of the Board of Directors of AHI authorizing the execution, delivery, and performance of this Agreement and the other agreements contemplated by this Agreement for AHI's execution, and consummation of the transactions contemplated by this Agreement, which resolutions have been certified by an officer of AHI as being valid and in full force and effect.

                  (d) Buyer will deliver to Seller copies of necessary corporate resolutions of the Board of Directors of Buyer authorizing the execution, delivery and performance of this Agreement and the other agreements contemplated by this Agreement for Buyer's execution and consummation of the transactions contemplated by this Agreement, which resolutions have been certified by an officer of Buyer as being valid and in full force and effect.

                  (e) Both AHI and the Company will deliver to the other party true and complete copies of each party's Certificate of Incorporation, as amended, and a Certificate of Good Standing from the appropriate official of each party's jurisdiction of incorporation, which certificates of good standing are dated not more than 30 days prior to the Closing Date.

                  (f) Any additional documents or instruments that a party may reasonably request or as may be necessary to evidence and affect the


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         sale,  assignment,  transfer and delivery of the AHI Stock to the Buyer and the sale, assignment, transfer and delivery of the Purchase Price to Seller will be delivered.

         4.3 CONDUCT OF BUSINESS PRIOR TO CLOSING. After the execution of this Agreement by the Buyer and until the Closing, AHI will:

                  (a) consistent with the ordinary course and past practice of business, maintain the operations and goodwill of the business of AHI, and continue its relationships with persons having business dealings with AHI; and

                  (b) consistent with the ordinary course and past practice of business, maintain all of the assets of AHI in their current condition, ordinary wear and tear excepted, and insurance on all of said assets in such amounts and of such kinds comparable to that in effect on the date of this Agreement; and

                  (c) maintain the books, accounts and records of AHI consistent with AHI's normal business practices consistently applied, including recognition of revenues and expenses, continue to collect accounts receivable and pay accounts payable consistent with AHI's normal procedures and without discontinuing or accelerating payment of such accounts and comply with all contractual and other obligations applicable to AHI consistent with its normal business practices; and

                  (d) not make any change to, or otherwise amend in any material way, the contracts with, salaries, wages or other compensation of, any officer, director, agent or other similar representative of AHI (including any increase in any benefits or benefit plan costs or any change in any bonus, insurance, pension, compensation or other benefit plan) except as consistent with the ordinary course and past practice of business; and

                  (e) not hire any officer, director, employee, agent or other similar representative of AHI except employees hired in the normal course of business and consistent with the ordinary course and past practice of business; and

                  (f) not incur any material indebtedness for borrowed money except consistent with the ordinary course of business, and not pledge or grant liens or security interests in any of the AHI's assets except consistent with the ordinary course and past practice of business; and

                  (g) not sell, transfer or dispose of any material assets except for sales consistent with the ordinary course and past practice of business; and

                  (h) not distribute any material assets of AHI to any of its shareholders or other affiliates of AHI, or to any other party except consistent with the ordinary course and past practice of business.

         4.4 NO SOLICITATION AND DUE DILIGENCE. AHI will not, nor will AHI encourage, facilitate, solicit, or authorize any of its shareholders, directors, officers, employees, agents or representatives to solicit or enter into any discussion (or continue any discussion) with any third party (including the

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provision of any  information to a third party),  or enter into any agreement or understanding of any kind regarding the purchase, sale, lease, assignment, conveyance or other disposition or acquisition of all or any portion of its assets, its business or any capital stock of AHI, for the period commencing on the date first above written and extending until February 15, 2007. During this period and until the Closing or termination of this Agreement, AHI and Seller will fully cooperate with the Buyer and its representatives to enable them to conduct complete due diligence of AHI, its business, and the books, records, financial statements and documents relating to AHI and its business during normal business hours.

         4.5 TERMINATION OF AGREEMENT. This Agreement may be terminated by either party upon written notice to the other party and without further obligation by either party to the other party, if the Closing does not occur by the latest date specified in Section 4.1 of this Agreement. Seller may also terminate this Agreement by written notice to Buyer as provided in Section 8.3 of this Agreement.

         4.6 EXCLUSION OF CERTAIN BUSINESS. Buyer acknowledges that the assets, stock and business of AHI at the Closing will not include those specifically relating to American Radon Laboratory and American Indoor Air Quality Assessment Service (collectively, the "Excluded Businesses"), which are specifically listed and described on Schedule 4.6 attached to this Agreement. Notwithstanding anything to the contrary contained herein, including but not limited to Section 2, Seller is permitted to continue his involvement in the Excluded Businesses, provided that such involvement does not materially interfere with the performance of his duties and covenants (other than those provided in Section 2) under this Agreement.

5.       REPRESENTATIONS AND WARRANTIES OF AHI AND SELLER.

         Except as disclosed on the Schedules attached hereto and incorporated herein by reference, AHI and Seller each individually and not jointly represent and warrant to Buyer to the best of their respective knowledge as follows:

         5.1 POWER AND AUTHORITY; BINDING NATURE OF AGREEMENT. Each of AHI and Seller has full power and authority to enter into this Agreement and to perform their respective obligations hereunder. The execution, delivery, and performance of this Agreement by AHI have been duly authorized by all necessary corporate action on its part. Assuming that this Agreement is a valid and binding obligation of each of the other parties hereto, this Agreement is a valid and binding obligation of AHI and Seller.

         5.2 SUBSIDIARIES. There is no corporation, general partnership, limited partnership, joint venture, association, trust or other entity or organization that AHI directly or indirectly controls or in which AHI directly or indirectly owns any equity or other interest with the exception of the franchisees of AHI in which AHI has certain control and financial interest as described in the applicable franchise agreement.

         5.3 GOOD STANDING. AHI (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated,
(ii) has all necessary power and authority to own its assets and to conduct its business as it is currently being conducted, and (iii) is duly qualified or licensed to do business and is in good standing in every jurisdiction (both

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domestic and foreign)  where such  qualification  or licensing is required based upon the current operations of AHI.

         5.4 CHARTER DOCUMENTS AND CORPORATE RECORDS. AHI has made available to Buyer complete and correct copies or provided Buyer with the right to inspect true and complete copies of all (i) the articles of incorporation, bylaws and other charter or organizational documents of AHI, including all amendments thereto, (ii) the stock records of AHI, and (iii) the minutes and other records of the meetings and other proceedings of the shareholders and directors of AHI. AHI is not in violation or breach of (i) any of the provisions of its articles of incorporation, bylaws or other charter or organizational documents, or (ii) any resolution adopted by its shareholders or directors. There have been no meetings or other proceedings of the shareholders or directors of AHI that are not fully reflected in the appropriate minute books or other written records of AHI.

         5.5 FINANCIAL STATEMENTS. AHI has delivered, will deliver prior to Closing or otherwise make available to Buyer the following financial statements relating to AHI (the "AHI Financial Statements"): (i) the unaudited balance sheet, statements of operations, retained earnings and shareholders' equity for the eleven months ended November 30, 2006 and (ii) the audited financial statements prepared in accordance with GAAP as of and for the twelve months ending December 31, 2004 and 2005, including balance sheets, statements of operations, statements of stockholders' equity, cash flow statements, and all required related footnotes and schedules. Except as stated therein or in the notes thereto, the AHI Financial Statements: (a) present fairly the financial position of AHI as of the respective dates thereof and the results of operations and changes in financial position of AHI for the respective periods covered thereby; and (b) have been prepared in accordance with AHI's normal business practices applied on a consistent basis throughout the periods covered.

         5.6 CAPITALIZATION. The authorized capital stock of AHI consists of 1,000 shares of common stock, no par value per share, of which 1,000 shares are issued and outstanding, and no shares of preferred stock. All of the outstanding shares of the capital stock of AHI are validly issued, fully paid and nonassessable, are owned by Seller, and have been issued in full compliance with all applicable federal, state, local and foreign securities laws and other laws.

         5.7 ABSENCE OF CHANGES. Except as otherwise set forth on Schedule 5.7 hereto or otherwise disclosed to Buyer in writing prior to the Closing, since December 31, 2006:

                  (a) There has not been any material adverse change in the business, condition, assets or operations of AHI.

                  (b) AHI has not (i) declared, set aside or paid any dividend or made any other contribution in respect of any shares of capital stock, nor (ii) repurchased, redeemed or otherwise reacquired any shares of capital stock or other securities.

                  (c) AHI has not sold or otherwise issued any shares of capital stock or any other securities.

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                  (d) AHI has not amended its articles of incorporation,  bylaws or other charter or organizational documents, nor has it effected or been a party to any merger, recapitalization, reclassification of shares, stock split, reverse stock split, reorganization or similar transaction.

                  (e) AHI has not formed any subsidiary or contributed any funds or other assets to any subsidiary.

                  (f) AHI has not purchased or otherwise acquired any material assets, nor has it leased any material assets from any other person, except in the ordinary course of business consistent with past practice.

                  (g) AHI has not made any capital expenditure outside the ordinary course of business or inconsistent with past practice, or in an amount exceeding ten thousand dollars ($10,000) singly or in excess of fifty thousand dollars ($50,000) in the aggregate, without Buyer's consent.

                  (h) AHI has not sold or otherwise transferred any assets to any other person, except in the ordinary course of business consistent with past practice and at a price equal to the fair market value of the assets transferred.

                  (i)  There  has  not  been  any  material   loss,   damage  or
         destruction to any of the properties or assets of AHI (whether or not covered by insurance).

                  (j) AHI has not written off as uncollectible any indebtedness or accounts receivable, except for write offs that were made in the ordinary course of business consistent with past practice and that involved less than $10,000 singly and less than $50,000 in the aggregate or as required by Buyer pursuant to Section 8.1.

                  (k) AHI has not leased any assets to any other person except in the ordinary course of business consistent with past practice and at a rental rate equal to the fair rental value of the leased assets.

                  (l) AHI has not mortgaged, pledged, hypothecated or otherwise encumbered any assets, except in the ordinary course of business consistent with past practice.

                  (m) AHI has not entered into any contract, or incurred any debt, liability or other obligation (whether absolute, accrued, contingent or otherwise), except for (i) contracts that were entered into in the ordinary course of business consistent with past practice and that have terms of less than twelve months and do not contemplate payments by or to AHI which will exceed, over the term of the contract, ten thousand dollars ($10,000) in the aggregate, and (ii) current liabilities incurred in the ordinary course of business consistent with the past practice.

                  (n) AHI has not made any material loan or advance to any other person, except for advances that have been made to customers and sales

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         persons  in the  ordinary  course  of  business  consistent  with  past
         practice   and  that  have  been   properly   reflected   as  "accounts
         receivables."

                  (o) Other than annual raises or bonuses paid or provided consistent with past business practices, AHI has not paid any bonus to, or materially increased the amount of the salary, fringe benefits or other compensation or remuneration payable to, any of the directors, officers or employees of AHI.

                  (p) No material contract or other instrument to which AHI is or was a party or by which AHI or any of its assets are or were bound has been amended or terminated, except in the ordinary course of business consistent with past practice.

                  (q) AHI has not discharged any lien or discharged or paid any indebtedness, liability or other obligation, except for current liabilities that (i) are reflected in the AHI Financial Statements as of November 30, 2006 or have been incurred since November 30, 2006 in the ordinary course of business consistent with past practice, and (ii) have been discharged or paid in the ordinary course of business consistent with past practice.

                  (r) AHI has not forgiven any debt or otherwise released or waived any right or claim, except in the ordinary course of business consistent with past practice.

                  (s) AHI has not changed its methods of accounting or its accounting practices in any material respect.

                  (t) AHI has not entered into any transaction outside the ordinary course of business or inconsistent with past practice.

                  (u) AHI has not agreed or committed (orally or in writing) to do any of the things described in clauses (b) through (t) of this
         Section 5.7.

         5.8 ABSENCE OF UNDISCLOSED LIABILITIES. AHI has no material debt, liability or other obligation of any nature (whether due or to become due and whether absolute, accrued, contingent or otherwise) that is not reflected or reserved against in the AHI Financial Statements as of November 30, 2006, except for obligations incurred since November 30, 2006 in the ordinary and usual course of business consistent with past practice.

         5.9      CONTRACTS.

                  (a) AHI has delivered to Buyer or made available a complete and accurate list or provided Buyer with true and complete copies of or otherwise made available to Buyer all contracts or agreements of AHI which are (i) material to the Business as currently conducted; (ii) are subject to default or termination upon a change in control of AHI;
         (iii) create a partnership or joint venture; (iv) impose a noncompetition obligation on AHI, or an officer, director or employee thereof; or (v) relating to the employment of any individual on a full-time, part-time, consulting, or other basis (collectively, "Material Contracts").

                  (b) Each Material Contract is in full force and effect and is valid and enforceable in accordance with its terms subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other similar federal or state laws affecting the rights of creditors and the effect or availability of rules of law governing specific performance, injunctive relief or other equitable remedies (regardless of whether any such remedy is considered in a proceeding at law or in equity).

                  (c) No event has occurred or circumstance exists that may contravene, conflict with or result in a material violation or material breach of, or give any party to a Material Contract the right to declare a material default or exercise any remedy thereunder, or to accelerate the maturity or performance of, or to cancel, terminate, or modify any Material Contract.

                  (d) Neither AHI nor any of its affiliates have received any written notice regarding any actual, alleged or potential material violation or material breach of, or material default under, any Material Contract which has not been entirely cured.

                  (e) AHI has not and will not enter into any new Material Contract after the date of this Agreement without the prior approval of the Company, except those agreements that are germane to the day to day operation of AHI, including but not limited to: franchise agreements, short term vendor contracts less than one year in term, training sale agreements, consulting contracts, and other normal business undertakings.

         5.10 ACCOUNTS RECEIVABLE. Except as otherwise disclosed in writing to Buyer prior to the Closing, all of AHI's accounts receivable represent valid obligations arising from sales actually made or services actually performed in the ordinary course of business and have been collected or are collectible in the lawful and ordinary course of business as heretofore conducted, subject to the reserve for bad debt recorded on the AHI Financial Statements.

         5.11     AHI ASSETS.

                  (a) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in a material breach of the terms and conditions of, or result in a material loss of rights under, or result in the creation of any material lien, charge or encumbrance upon, any of the assets of AHI.

                  (b) AHI has good title to all of its assets reflected in the AHI Financial Statements, free and clear of all mortgages, liens, leases, pledges, charges, encumbrances, equities or claims, except as expressly disclosed in writing by Seller to Buyer prior to the Closing Date or reflected in the AHI Financial Statements.

                  (c) AHI owns all copyrights, trademarks, and tradenames related to its business and the use of such copyrights, trademarks, and tradenames has not and will not infringe on the rights of any third party.

                  (d) Seller has provided to Buyer in writing a materially accurate description of all of the material assets of AHI used in the business of AHI, including but not limited to a list of all Material Contracts.

                  (e) All of the machinery, equipment, furniture and fixtures of AHI as of the Closing Date will be in the same condition as on the date of this Agreement, normal wear and tear excepted. AHI hereby conveys to Buyer (to the extent it is able under the applicable warranty documents) any and all product warranty or similar rights that AHI may have against third parties in respect of the condition of any assets.

         5.12 COMPLIANCE WITH LAWS; LICENSES AND PERMITS. AHI is not in material violation of, nor has it failed to conduct its business in material compliance with, any applicable federal, state, local or foreign laws, regulations, rules, treaties, rulings, orders, directives or decrees. AHI has delivered to Buyer a complete and accurate list or provided Buyer with the right to inspect true and complete copies of all of the licenses, permits, authorizations and franchises to which AHI is subject and all said licenses, permits, authorizations and franchises are valid and in full force and effect. Said licenses, permits, authorizations and franchises constitute all of the licenses, permits, authorizations and franchises necessary to permit AHI to conduct its business in the manner in which it is now being conducted, and AHI is not in material violation or material breach of any of the terms, requirements or conditions of any of said licenses, permits, authorizations or franchises.

         5.13 TAXES. Except as disclosed herein, AHI has filed with the appropriate United States, state, local and foreign governmental agencies all tax returns and reports required to be filed (subject to permitted extensions applicable to such filings), and has paid or accrued in full all taxes, duties, charges, withholding obligations and other governmental liabilities as well as any interest, penalties, assessments or deficiencies, if any, shown thereon as owing (including taxes on properties, income, franchises, licenses, sales and payrolls). (All such items are collectively referred to herein as "Taxes"). The AHI Financial Statements fully accrue or reserve all current and deferred taxes. AHI is not a party to any pending action or proceeding, nor is any such action or proceeding threatened by any governmental authority for the assessment or collection of Taxes. There are no liens for Taxes except for liens for property taxes not yet delinquent. AHI is not a party to any Tax sharing, Tax allocation, Tax indemnity or statute of limitations extension or waiver agreement and in the past year has not been included on any consolidated combined or unitary return with any entity other than AHI. AHI has duly withheld from each payment made to each person from whom such withholding is required by law the amount of all Taxes or other sums (including but not limited to United States federal income taxes, any applicable state or municipal income tax, disability tax, unemployment insurance contribution and Federal Insurance Contribution Act taxes) required to be withheld therefrom and has paid the same to the proper tax authorities prior to the due date thereof. To the extent any Taxes withheld by AHI have not been paid as of the Closing Date because such Taxes were not yet due, such Taxes will be paid to the proper tax authorities in a timely manner. All Tax returns filed by AHI materially comply with and were prepared in accordance with applicable statutes and regulations.

         5.14 ENVIRONMENTAL COMPLIANCE MATTERS. Without conducting any study or independent investigation, AHI represents that it has at all relevant times been in material compliance with all environmental laws, and has received no potentially responsible party notices or similar notices from any governmental agencies or private parties concerning releases or threatened releases of any "hazardous substance" as that term is defined under 42 U.S.C. 960(1)(14).

         5.15 COMPENSATION. Since November 30, 2006, AHI has not paid or committed to pay to or for the benefit of any of its officers or directors any compensation of any kind other than wages, salaries and benefits at times and rates in effect on November 30, 2006, subject to wage increases of less than ten percent paid or payable to employees other than officers and directors, nor have they effected or agreed to effect any amendment or supplement to any employee profit sharing, stock option, stock purchase, pension, bonus, incentive, retirement, medical reimbursement, life insurance, deferred compensation or any other employee benefit plan or arrangement. AHI has provided Buyer or otherwise made available to Buyer a full and complete list of all officers, directors, employees and consultants of AHI as of the date hereof, specifying their names and job designations, their dates of hire, the total amount paid or payable as wages, salaries or other forms of direct compensation, and the basis of such compensation, whether fixed or commission or a combination thereof.

         5.16     NO DEFAULT.

         (a) Each of the Material Contracts is a legal, binding and enforceable obligation by or against AHI, subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other similar federal or state laws affecting the rights of creditors and the effect or availability of rules of law governing specific performance, injunctive relief or other equitable remedies (regardless of whether any such remedy is considered in a proceeding at law or in equity). Neither AHI nor any other party to a Material Contract is in default thereunder or has breached any terms or provisions thereof which is material to the conduct of AHI's business.

         (b) AHI has performed, or is now performing, the obligations of, and AHI is not in material default (or would by the lapse of time and/or the giving of notice be in material default) in respect of, any Material Contract. No third party has raised any claim, dispute or controversy with respect to any of the Material Contracts, nor has AHI received notice of warning of alleged nonperformance, delay in delivery or other noncompliance by AHI with respect to its obligations under any of the Material Contracts, nor are there any facts which exist indicating that any of the Material Contracts may be totally or partially terminated or suspended by the other parties thereto.

         5.17 BUSINESS AND CUSTOMERS. AHI has provided or made available to Buyer a complete and accurate list and provided Buyer with the right to inspect true and complete copies of (a) a written list of all its customers, (b) the amount for which each such customer was invoiced during the eleven month period ending November 30, 2006, and (c) the expiration date of AHI's contracts with such customers.

         5.18 SUPPLIERS. AHI has provided or made available to Buyer (a) the names of all suppliers from which AHI ordered inventories and other products, goods, and services with an aggregate purchase price for each such supplier of

$10,000 or more during the eleven month period ended November 30, 2006 and (b) the amount for which each such supplier invoiced AHI during such period.

         5.19 PRODUCT WARRANTIES. Except as otherwise disclosed in writing or made available to Buyer prior to the Closing and for warranties under applicable law, (a) there are no warranties, express or implied, written or oral, with respect to the products of AHI, (b) there are no pending or threatened material claims with respect to any such warranty, and (c) AHI has no, and after the Closing Date will have no material liability with respect to any such warranty, whether known or unknown, absolute, accrued, contingent, or otherwise and whether due or to become due, other than customary returns in the ordinary course of business that are fully reserved against in the AHI Financial Statements.

         5.20     PROPRIETARY RIGHTS.

                  (a) AHI has provided in writing or made available to Buyer a complete and accurate list and provided Buyer with the right to inspect true and complete copies of all software, patents and applications for patents, trademarks, trade names, service marks, and copyrights, and applications therefore, owned or used by AHI or in which it has any rights or licenses, except for software used by AHI and generally available on the commercial market. AHI has provided or made available to Buyer a complete and accurate description of all agreements or provided Buyer with the right to inspect true and complete copies of all agreements of AHI with each officer, employee or consultant of AHI providing AHI with title and ownership to patents, patent applications, trade secrets and inventions developed or used by AHI in its business. To AHI's knowledge, all of such agreements are valid, enforceable and legally binding, subject to the effect or availability of rules of law governing specific performance, injunctive relief or other equitable remedies (regardless of whether any such remedy is considered in a proceeding at law or in equity).

                  (b) AHI owns or possesses licenses or other rights to use all computer software, software programs, patents, patent applications, trademarks, trademark applications, trade secrets, service marks, trade names, copyrights, inventions, drawings, designs, customer lists, propriety know-how or information, or other rights with respect thereto (collectively referred to as "Proprietary Rights"), used in the business of AHI, and the same are sufficient to conduct AHI's business as it has been and is now being conducted.

                  (c) The operations of AHI do not conflict with or infringe, and no one has asserted to AHI that such operations conflict with or infringe on any Proprietary Rights owned, possessed or used by any third party. There are no claims, disputes, actions, proceedings, suits or appeals pending against AHI with respect to any Proprietary Rights, and to the knowledge of the management of AHI none has been threatened against AHI. To the knowledge of the management of AHI, there are no facts or alleged facts which would reasonably serve as a basis for any claim that AHI does not have the right to use, free of any rights or claims of others, all Proprietary Rights in the development, manufacture, use, provision, sale or other disposition of any or all products or services presently being used, furnished or sold in the conduct of the business of AHI as it has been and is now being conducted.

                  (d) No employee of AHI is in violation of any term of any employment contract, proprietary information and inventions agreement, non-competition agreement, or any other contract or agreement relating to the relationship of any such employee with AHI or any previous employer.

         5.21 INSURANCE. AHI has provided or made available to Buyer a complete and accurate list of all policies of insurance and provided Buyer with the right to inspect true and complete copies of all policies of insurance to which AHI is a party or is a beneficiary or named insured as of the Closing Date. AHI has in full force and effect, with all premiums due thereon paid, the policies of insurance set forth therein. There were no claims in excess of $10,000 asserted or currently outstanding under any of the insurance policies of AHI, including but not limited to all motor vehicle, general liability, errors and omissions, workers compensation, and medical claims during the calendar year ending on December 31, 2005 and during the eleven months ending on November 30, 2006.

         5.22 LABOR RELATIONS. None of the employees of AHI are represented by any union or are parties to any collective bargaining arrangement, and no attempts are being made to organize or unionize any of AHI's employees. Except as disclosed in writing to Buyer prior to the Closing, there is not presently pending or existing, and there is not presently threatened, any (a) strike, slowdown, picketing, work stoppage or employee grievance process, or (b) action, arbitration, audit, hearing, investigation, litigation, or suit (whether civil, criminal, administrative, investigative, or informal) against or affecting AHI relating to the alleged violation of any legal requirement pertaining to labor relations or employment matters. AHI is in material compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment, wages and hours, occupational safety and health and is not engaged in any unfair labor practices. AHI is in material compliance with the Immigration Reform and Control Act of 1986.

         5.23 EMPLOYEE BENEFITS. AHI has provided or made available to Buyer a complete and accurate list of all employee payroll and benefit plans of AHI and provided Buyer with the right to inspect true and complete copies of all employee payroll and benefit plans of AHI (i) currently in effect, and (ii) with respect to which AHI may have any liability or obligation (the "Employee Plans"). AHI has made available to Buyer a copy of each Employee Plan, including any amendments thereto and all related trust agreements and insurance contracts and, to the extent any Employee Plan is not in writing, a short summary of such plan has been provided to Buyer. All Employee Plans have been administered in substantial compliance with their terms, except for any noncompliance that could not be reasonably expected to have a material adverse effect on AHI, its business, or AHI's assets. Except as disclosed to Buyer by AHI in writing, none of the employees of AHI are covered by a collective bargaining agreement or any multi-employer plan.

         5.24 INTENTIONALLY OMITTED.

         5.25 INTENTIONALLY OMITTED.

         5.26 NO DISTRIBUTOR AGREEMENTS. Except as disclosed in writing to Buyer prior to the Closing, AHI is not a party to, nor is the property of AHI bound by, any distributors' or manufacturer's representative or agency agreement.

         5.27 CONFLICT OF INTEREST TRANSACTIONS. No past or present shareholder, director, officer or employee of AHI or any of their affiliates (i) is indebted to, or has any financial, business or contractual relationship or arrangement with AHI, or (ii) has any direct or indirect interest in any property, asset or right which is owned or used by AHI or pertains to the business of AHI.

         5.28 LITIGATION. There is no action, suit, proceeding, dispute, litigation, claim, complaint or investigation by or before any court, tribunal, governmental body, governmental agency or arbitrator pending or threatened against or with respect to AHI which (i) if adversely determined would have a material adverse effect on the business, condition, assets or operations of AHI, or (ii) challenges or would challenge any of the actions required to be taken by AHI under this Agreement.

         5.29 NON-CONTRAVENTION. Neither (a) the execution and delivery of this Agreement, nor (b) the performance of this Agreement will: (i) contravene or result in a violation of any of the provisions of the organizational documents of AHI; (ii) contravene or result in a violation of any resolution adopted by the shareholders or directors of AHI; (iii) result in a material violation or material breach of, or give any person the right to declare (whether with or without notice or lapse of time) a material default under or to terminate, any Material Contract; (iv) give any person the right to accelerate the maturity of any indebtedness or other obligation of AHI; (v) result in the loss of any license or other contractual right of AHI; (vi) result in the loss of, or in a violation of any of the terms, provisions or conditions of, any governmental license, permit, authorization or franchise of AHI; (vii) result in the creation or imposition of any lien, charge, encumbrance or restriction on any of the assets of AHI; (viii) result in the reassessment or revaluation of any property of AHI by any taxing authority or other governmental authority; (ix) result in the imposition of, or subject AHI to any liability for, any conveyance or transfer tax or any similar tax; or (x) result in a violation of any law, rule, regulation, treaty, ruling, directive, order, arbitration award, judgment or decree to which AHI or any of its assets or business are subject.

         5.30 APPROVALS. AHI has provided Buyer with a complete and accurate list of all jurisdictions in which AHI is authorized to do business. No authorization, consent or approval of, or registration or filing with, any governmental authority is required to be obtained or made by AHI in connection with the execution, delivery or performance of this Agreement.

         5.31 BROKERS. AHI has not agreed to pay any brokerage fees, finder's fees or other fees or commissions with respect to the transactions contemplated by this Agreement, and, to AHI's knowledge, no person is entitled, or intends to claim that it is entitled, to receive any such fees or commissions in connection with such transaction.

         5.32 SPECIAL GOVERNMENT LIABILITIES. AHI has no existing or pending liabilities, obligations or deferred payments due to any federal, state or local government agency or entity in connection with its business or with any program sponsored or funded in whole or in part by any federal, state or local government agency or entity, nor is AHI or Seller aware of any threatened action or claim or any condition that could support an action or claim against AHI or its business for any of said liabilities, obligations or deferred payments.

         5.33 INTENTIONALLY OMITTED.

         5.34 NON-DISTRIBUTIVE INTENT. The Shares and warrants being acquired by Seller as part of the Purchase Price pursuant to this Agreement are not being acquired by Seller with a view to the public distribution of them.

         5.35 TAX ADVICE. AHI and Seller hereby represent and warrant that they have sought their own independent tax advice regarding the transactions contemplated by this Agreement, and neither AHI nor Seller have relied on any representation or statement made by Buyer or its representatives regarding the tax implications of such transactions.

6.       REPRESENTATIONS AND WARRANTIES OF BUYER.

         Buyer, to its actual knowledge in all cases without independent investigation or verification, hereby represents and warrants to Seller as follows:

         6.1 POWER AND AUTHORITY; BINDING NATURE OF AGREEMENT. Buyer has full power and authority to enter into this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by Buyer have been duly authorized by all necessary action on its part. Assuming that this Agreement is a valid and binding obligation of the other party hereto, this Agreement is a valid and binding obligation of Buyer.

         6.2 GOOD STANDING OF BUYER. Buyer (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, (ii) has all necessary power and authority to own its assets and to conduct its business as it is currently being conducted, and (iii) is duly qualified or licensed to do business and is in good standing in every jurisdiction (both domestic and foreign) where such qualification or licensing is required.

         6.3 CHARTER DOCUMENTS AND CORPORATE RECORDS OF BUYER. Buyer has made available to Seller to review complete and correct copies of (i) the articles of incorporation, bylaws and other charter or organizational documents of Buyer, including all amendments thereto, (ii) the stock records of Buyer, and (iii) the minutes and other records of the meetings and other proceedings of the shareholders and directors of Buyer. Buyer is not in violation or breach of (i) any of the provisions of its articles of incorporation, bylaws or other charter or organizational documents, or (ii) any resolution adopted by its shareholders or directors. There have been no meetings or other proceedings of the shareholders or directors of Buyer that are not fully reflected in the appropriate minute books or other written records of Buyer.

         6.4 CAPITALIZATION OF BUYER. The authorized capital stock of Buyer consists of 100,000,000 shares of common stock, par value $0.001 per share, 13,560,000 shares of which are issued and outstanding, and 5,000,000 shares of preferred stock, par value $0.001 per share, none of which are issued or outstanding. All of the outstanding shares of the capital stock of Buyer are validly issued, fully paid and nonassessable, and have been issued in full compliance with all applicable federal, state, local and foreign securities laws and other laws. Buyer either has sufficient authorized capital stock to meet its obligations under this Agreement or has the ability to authorize the issuance of additional capital stock.

         6.5 FINANCIAL STATEMENTS. The Company has made available to Seller to review the following financial statements (the "Company Financial Statements"): the audited financial statements of the Company as of and for the fiscal years ended December 31, 2004 and 2005, including the audited balance sheets of the Company as of December 31, 2004 and 2005, and the audited statement of operations for the twelve months ending December 31, 2004 and 2005, as well as the unaudited financial statements of the Company for the nine months ending September 30, 2006. Except as stated therein or in the notes thereto, the Company Financial Statements: (a) present fairly the financial position of the Company as of the respective dates thereof and the results of operations and changes in financial position of the Company for the respective periods covered thereby; and (b) have been prepared in accordance with the Company's normal business practices applied on a consistent basis throughout the periods covered.

         6.6 APPROVALS. To Buyer's knowledge, no authorization, consent or approval of, or registration or filing with, any governmental authority or any other person is required to be obtained or made by Buyer in connection with the execution, delivery or performance of this Agreement.

         6.7 BROKERS. Buyer has not agreed to pay any brokerage fees, finder's fees or other fees or commissions with respect to the transactions contemplated by this Agreement, and, to Buyer's knowledge, no person is entitled, or intends to claim that it is entitled, to receive any such fees or commissions in connection with such transaction.

         6.8 NON-DISTRIBUTIVE INTENT. The shares of AHI Stock being purchased by the Company pursuant to this Agreement are not being acquired by the Company with a view to the public distribution of them.

         6.9 NON CONTRAVENTION. To the Company's knowledge, neither (a) the execution and delivery of this Agreement, nor (b) the performance of this Agreement will: (i) contravene or result in a violation of any of the provisions of the organizational documents of Buyer; (ii) contravene or result in a violation of any resolution adopted by the shareholders or directors of Buyer;
(iii) result in a violation or breach of, or give any person the right to declare (whether with or without notice or lapse of time) a default under or to terminate, any material agreement by which the Buyer is bound; (iv) give any person the right to accelerate the maturity of any indebtedness or other obligation of Buyer; (v) result in the loss of any license or other contractual right of Buyer; (vi) result in the loss of, or in a violation of any of the terms, provisions or conditions of, any governmental license, permit, authorization or franchise of Buyer; (vii) result in the creation or imposition of any lien, charge, encumbrance or restriction on any of the assets of Buyer;
(viii) result in the reassessment or revaluation of any property of Buyer by any taxing authority or other governmental authority; (ix) result in the imposition of, or subject Buyer to any liability for, any conveyance or transfer tax or any similar tax; or (x) result in a violation of any law, rule, regulation, treaty, ruling, directive, order, arbitration award, judgment or decree to which Buyer or any of its assets or business are subject.

         6.10 SOLVENCY. Immediately after giving effect to the Closing, the Buyer believes that it will be able to pay its debts as they become due and will own property having a fair saleable value greater than the amounts required to pay its debts (including a reasonable estimate of the amount of all contingent liabilities). Immediately after giving effect to the transactions contemplated by this Agreement, the Buyer believes that it will have adequate capital to carry on its business. No transfer of property is being made and no obligation is being incurred in connection with the transactions contemplated by this Agreement with the intent to hinder, delay or defraud either present or future creditors of Buyer.

         6.11 ABSENCE OF UNDISCLOSED LIABILITIES. Buyer has no material debt, liability or other obligation of any nature (whether due or to become due and whether absolute, accrued, contingent or otherwise) that is not reflected or reserved against in the Company Financial Statements as of September 30, 2006, except for obligations incurred since September 30, 2006 in the ordinary and usual course of business consistent with past practice, or as otherwise disclosed to the Seller.

         6.12 ACCOUNTS RECEIVABLE. Except as otherwise disclosed in writing to Seller prior to the Closing, all of Buyer's accounts receivable represent valid obligations arising from sales actually made or services actually performed in the ordinary course of business and have been collected or are collectible in the lawful and ordinary course of business as heretofore conducted, subject to the reserve for bad debt recorded on the Company Financial Statements.

         6.13 COMPLIANCE WITH LAWS; LICENSES AND PERMITS. Buyer is not in material violation of, nor has it failed to conduct its business in material compliance with, any applicable federal, state, local or foreign laws, regulations, rules, treaties, rulings, orders, directives or decrees. Buyer has delivered to Seller a complete and accurate list or provided Seller with the right to inspect true and complete copies of all of the licenses, permits, authorizations and franchises to which Buyer is subject and all said licenses, permits, authorizations and franchises are valid and in full force and effect. Said licenses, permits, authorizations and franchises constitute all of the licenses, permits, authorizations and franchises necessary to permit Buyer to conduct its business in the manner in which it is now being conducted, and Buyer is not in material violation or material breach of any of the terms, requirements or conditions of any of said licenses, permits, authorizations or franchises.

         6.14 BUYER ASSETS.

                  (a) Buyer owns all copyrights, trademarks, and tradenames related to its business and the use of such copyrights, trademarks, and tradenames has not and will not infringe on the rights of any third party.

                  (b) Buyer has provided to Seller in writing or made available a materially accurate description of all of the material assets of Buyer used in the business of Buyer.

         6.15 TAXES. Except as disclosed herein, Buyer has filed with the appropriate United States, state, local and foreign governmental agencies all tax returns and reports required to be filed (subject to permitted extensions applicable to such filings), and has paid or accrued in full all taxes, duties, charges, withholding obligations and other governmental liabilities as well as any interest, penalties, assessments or deficiencies, if any, shown thereon as owing (including taxes on properties, income, franchises, licenses, sales and payrolls). (All such items are collectively referred to herein as "Taxes"). The Company Financial Statements fully accrue or reserve all current and deferred taxes. Buyer is not a party to any pending action or proceeding, nor is any such action or proceeding threatened by any governmental authority for the assessment or collection of Taxes. There are no liens for Taxes except for liens for property taxes not yet delinquent. Buyer is not a party to any Tax sharing, Tax allocation, Tax indemnity or statute of limitations extension or waiver agreement and in the past year has not been included on any consolidated combined or unitary return with any entity other than Buyer. Buyer has duly withheld from each payment made to each person from whom such withholding is required by law the amount of all Taxes or other sums (including but not limited to United States federal income taxes, any applicable state or municipal income tax, disability tax, unemployment insurance contribution and Federal Insurance Contribution Act taxes) required to be withheld therefrom and has paid the same to the proper tax authorities prior to the due date thereof. To the extent any Taxes withheld by Buyer have not been paid as of the Closing Date because such Taxes were not yet due, such Taxes will be paid to the proper tax authorities in a timely manner. All Tax returns filed by Buyer materially comply with and were prepared in accordance with applicable statutes and regulations.

         6.16     PROPRIETARY RIGHTS.

                  (a) Buyer owns or possesses licenses or other rights to use all computer software, software programs, patents, patent applications, trademarks, trademark applications, trade secrets, service marks, trade names, copyrights, inventions, drawings, designs, customer lists, propriety know-how or information, or other rights with respect thereto (collectively referred to as "Proprietary Rights"), used in the business of Buyer, and the same are sufficient to conduct Buyer's business as it has been and is now being conducted.

                  (b) The operations of Buyer do not conflict with or infringe, and no one has asserted to Buyer that such operations conflict with or infringe on any Proprietary Rights owned, possessed or used by any third party. There are no claims, disputes, actions, proceedings, suits or appeals pending against Buyer with respect to any Proprietary Rights, and to the knowledge of the management of Buyer none has been threatened against Buyer. To the knowledge of the management of Buyer, there are no facts or alleged facts which would reasonably serve as a basis for any claim that Buyer does not have the right to use, free of any rights or claims of others, all Proprietary Rights in the development, manufacture, use, provision, sale or other disposition of any or all products or services presently being used, furnished or sold in the conduct of the business of Buyer as it has been and is now being conducted.

7.       CONDITIONS TO CLOSING.

         7.1 CONDITIONS PRECEDENT TO BUYER'S OBLIGATION TO CLOSE. Buyer's obligation to close the stock purchase as contemplated in this Agreement is conditioned upon the occurrence or waiver by Buyer of the following:

                  (a)  Seller   shall  have   delivered   to  the   Company  all
         certificates evidencing Seller's ownership of 100% of the capital stock of AHI.

                  (b) All Taxes (except corporate income taxes) due and payable by AHI without regard to any deferral by reason of extension, payment programs, or any other reason, must have been paid in full. Any Taxes accrued but not yet payable must be reflected on AHI's balance sheet delivered to Buyer.

                  (c) The financial condition of AHI must not be materially different than as set forth in the AHI Financial Statements as of November 30, 2006, except for changes arising as a result of the conduct of AHI's business in the ordinary course of business since October 2006.

                  (d) AHI must have delivered to Buyer a certificate executed by the Secretary of AHI certifying (i) the names of the officers of AHI authorized to sign this Agreement to which it is a party and all other documents and instruments executed by AHI pursuant hereto, together with the true signatures of such officers; (ii) copies of corporate resolutions adopted by the Board of Directors of AHI authorizing the appropriate officers of AHI to execute and deliver this Agreement and all other agreements, documents and instruments executed by AHI pursuant hereto and to consummate the transactions contemplated herein.

                  (e) The Buyer must in its reasonable discretion be satisfied with its full and complete due diligence of AHI by a date on or before February 7, 2007, including but not limited to financial, legal and business affairs of AHI. The Buyer must confirm its satisfaction in a writing delivered to the Seller. In the event that no such writing is delivered to Seller on or before February 7, 2007, then this condition shall be deemed satisfied.

                  (f) Such directors of AHI as the Company shall have specified in writing shall have submitted their resignations (to be effective as of the Closing) from the Board of Directors of AHI. The directors of AHI shall have duly appointed (effective as of the Closing) such other persons as the Company shall have designated to fill the vacancies on the Company's Board of Directors.

                  (g) All representations and warranties of AHI and Seller made in this Agreement or in any exhibit or schedule hereto delivered by AHI or Seller must be true and correct as of the Closing Date with the same force and effect as if made on and as of that date. Buyer must receive a written representation from AHI and Seller at the Closing that no material adverse change has occurred to AHI or its business between November 30, 2006 and the Closing Date.

                  (h) AHI must have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed or complied with by AHI prior to or at the Closing Date.

                  (i)   Seller   must   have   signed   a   customary   investor
         representation letter requested by the Buyer in connection with the issuance of the Buyer's securities as part of the Purchase Price for the AHI Stock, which will include, but not be limited to representations and warranties by Seller confirming his investment sophistication, knowledge, and experience, his financial condition, and his access to information regarding the Buyer.

                  (j) AHI must have extinguished all long term loans and must have paid off all credit card debt prior to or at the Closing Date.

         7.2 CONDITIONS PRECEDENT TO SELLER'S OBLIGATION TO CLOSE. Seller's obligation to close the stock purchase as contemplated in this Agreement is conditioned upon the occurrence or waiver by Seller of the following:

                  (a) All representations and warranties of Buyer made in this Agreement or in any exhibit hereto delivered by Buyer must be true and correct on and as of the Closing Date with the same force and effect as if made on and as of that date. Seller must receive a written representation from the Company at the Closing that no material adverse change has occurred to the Company or its business between September 30, 2006 and the Closing Date.

                  (b) Buyer must have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by Buyer prior to or at the Closing Date.

                  (c) Buyer must have  delivered to AHI and Seller a certificate executed by the Secretary of Buyer certifying (i) the names of the officers of Buyer authorized to sign this Agreement to which it is a party and all other documents and instruments executed by Buyer pursuant hereto, together with the true signatures of such officers;
         (ii) copies of corporate resolutions adopted by the Board of Directors of Buyer authorizing the appropriate officers of Buyer to execute and deliver this Agreement and all other agreements, documents and instruments executed by the Buyer pursuant hereto and to consummate the transactions contemplated herein

                  (d) The agreement described in Section 3 pertaining to the policy for allocating general administrative and overhead costs among the Company and the AHI Division shall have been executed by the Buyer, AHI and Seller.

                  (e) The financial condition of Buyer must not be materially different than as set forth in the Company Financial Statements, except for changes arising as a result of the conduct of Buyer's business in the ordinary course of business since September 30, 2006.

8.       FURTHER ASSURANCES AND POST CLOSING COVENANTS AND OBLIGATIONS.

         8.1 COVENANTS OF BUYER TO AHI AND SELLER AFTER CLOSING. Upon Closing, the Company shall create the AHI Division within the structure of the Company.

After Closing, the Buyer shall handle all of the AHI Division's financial responsibilities (including making loan programs available to franchisees), all of the AHI Division's funding requirements (including but not limited to supplying short-term capital needs should cash flow shortages arise), all human resource requirements such as payroll, all legal issues and allow Seller reasonable access to all such records for examination and consultation. Buyer will assume all of AHI's leases for a training center and office for a period of six months while Finigan and Edward Torres, President of the Company, mutually form the future long term goals and structure of the Company. Marketing and public relations shall be a joint effort on behalf of both the Company and the AHI Division. Buyer shall use commercially reasonable efforts to preserve and maintain AHI's payroll records for each fiscal year until the expiration of the statute of limitations (and any waivers or extensions thereof) for tax purposes relating to such year, and all other records relating to AHI for at least three years after the Closing Date. In addition, within two (2) weeks of Closing, Buyer will provide a new franchise agreement/UFOC for use of the AHI Division that complies with Federal Trade Commission requirements.

         8.2 COVENANTS OF SELLER AND AHI TO BUYER. Finigan hereby assumes and agrees to bear and pay all liability and responsibility for any and all liabilities arising from the arbitration proceeding known as Allstate Home Inspection & Household Environmental Testing, Ltd. v. Upside Consulting Group (the "Case") prior to and after the Closing Date. Finigan shall indemnify the Company, AHI and their affiliates, and save them harmless from all damages, liabilities, claims, losses, costs and expenses, including attorneys' costs and fees, which may be incurred by Buyer, AHI, or any of their affiliates as a direct or indirect result of the Case. AHI and the Company hereby assign all liability for and any monetary awards arising from the Case to Finigan. AHI shall submit to Buyer within ten (10) weeks of the Closing Date (i) audited financial statements prepared in accordance with GAAP, certified by an independent certified public accounting firm, covering AHI's two most recent fiscal years (at AHI's expense) and (ii) unaudited financial statements covering AHI's most recent fiscal quarter, prepared in AHI's normal business practices consistently applied.

         8.3 REMEDIES UPON CERTAIN DEFAULTS BY BUYER. In the event that Buyer defaults on a Cash Payment or a Stock Payment under Section 1.2 of this Agreement and fails to cure said default within 45 days after written notice of the default by Seller to Buyer, then Seller may either (i) agree in writing to give Buyer more time to cure the default and or demand payment, in which case this Agreement will otherwise remain in full force and effect, or (ii)terminate this Agreement by written notice to Buyer. In the event that Seller elects to terminate this Agreement pursuant to the immediately preceding sentence, Buyer will provide Seller with reasonable access to examine the financial records relating to the AHI Division and Seller shall (i) return the entire Stock Payment to Buyer, including all Shares and warrants; (ii) retain all Cash Payments as liquidated and final damages; and (iii) at Seller's election, be conveyed back all AHI Stock by the Company and have all AHI documents of any kind returned to Seller, whereupon neither party nor AHI will have any further obligations to the other parties. In any event, if the Seller defaults as described above, then late Cash Payments shall bear simple interest from the due date until paid at the rate of 10% per annum.

9.       SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

         All representations and warranties made by each of the parties hereto will survive the Closing for a period of one year after the Closing Date.

10.      INDEMNIFICATION.

         10.1 INDEMNIFICATION BY SELLER. Seller agrees to indemnify, defend and hold Buyer harmless against any and all claims, demands, losses, costs, expenses, obligations, liabilities and damages, including interest, penalties and attorney's fees and costs but excluding punitive, consequential or special damages and damages for lost profits in all cases net of insurance proceeds (collectively, "Losses"), incurred by Buyer arising, resulting from, or relating to any material misrepresentation of a material fact or omission to disclose a material fact made by Seller or AHI in this Agreement or in any exhibits to this Agreement or any material breach of, or material failure by AHI or Seller to perform, any of their respective representations, warranties, covenants or agreements in this Agreement or in any exhibit or schedule to this Agreement. Notwithstanding anything else herein to the contrary, Seller's indemnification obligation will only arise when all Losses incurred or suffered by Buyer exceed $25,000; shall survive only one year after the Closing Date; and in no event shall such obligation exceed the amount of the Purchase Price paid to him under this Agreement.

         10.2 INDEMNIFICATION BY BUYER. Buyer agrees to indemnify, defend and hold Seller harmless against any and all claims, demands, losses, costs, expenses, obligations, liabilities and damages, including interest, penalties and attorneys' fees and costs but excluding punitive, consequential or special damages and damages for lost profits in all cases net of insurance proceeds (collectively "S Losses"), incurred by Seller arising, resulting from or relating to any material misrepresentation of a material fact or omission to disclose a material fact made by Buyer in this Agreement or in any exhibits or schedule to this Agreement or any material breach of, or material failure by Buyer to perform, any of its representations, warranties, covenants or agreements in this Agreement or in any exhibit to this Agreement. Notwithstanding anything else herein to the contrary, Buyer's indemnification will only arise when all S Losses incurred or suffered by the Seller exceed $25,000; shall survive only one year after the Closing Date; and in no event shall such obligation exceed $1,000,000 in addition to the amount of the Purchase Price paid by it under this Agreement.

         10.3     PROCEDURE FOR INDEMNIFICATION CLAIMS.

                  (a) Whenever any parties become aware that a claim (an "Underlying Claim") has arisen entitling them to seek indemnification under this Agreement, such parties (the "Indemnified Parties") shall promptly send a notice ("Notice") to the parties liable for such indemnification (the "Indemnifying Parties") of the right to indemnification (the "Indemnity Claim"); provided, however, that the failure to so notify the Indemnifying Parties will relieve the Indemnifying Parties from liability under this Agreement with respect to such Indemnity Claim only if, and only to the extent that, such failure to notify the Indemnifying Parties results in the forfeiture by the Indemnifying Parties of rights and defenses otherwise available to the Indemnifying Parties with respect to the Underlying Claim. Any Notice pursuant to this Section 10.3(a) shall set forth in reasonable detail, to the extent then available, the basis for such Indemnity Claim and a reasonable estimate of the amount of damages arising therefrom.

                  (b) If an Indemnity Claim does NOT result from or arise in connection with any Underlying Claim or legal proceedings by a third party, the Indemnifying Parties will have thirty (30) calendar days following receipt of the Notice to issue a written response to the Indemnified Parties, indicating the Indemnifying Parties' intention to either (i) contest the Indemnity Claim or (ii) accept the Indemnity Claim as valid. The Indemnifying Parties' failure to provide such a written response within such thirty (30) day period shall be deemed to be an acceptance of the Indemnity Claim as valid. In the event that an Indemnity Claim is accepted as valid, the Indemnifying Parties shall, within fifteen (15) Business Days thereafter, pay the damages incurred by the Indemnified Parties in respect of the Underlying Claim in cash by wire transfer of immediately available funds to the account or accounts specified by the Indemnified Parties. To the extent appropriate, payments for indemnifiable damages made pursuant to
         Section 10 of the Agreement will be treated as adjustments to the Purchase Price.

                  (c) In the event an Indemnity Claim results from or arises in connection with any Underlying Claim or legal proceedings by a third party, the Indemnifying Parties shall have fifteen (15) calendar days following receipt of the Notice to send a Notice to the Indemnified Parties of their election to, at their sole cost and expense, assume the defense of any such Underlying Claim or legal proceeding; provided that such Notice of election shall contain a confirmation by the Indemnifying Parties of their obligation to hold harmless the Indemnified Parties with respect to damages arising from such Underlying Claim. The failure by the Indemnifying Parties to elect to assume the defense of any such Underlying Claim within such fifteen
         (15) day period shall entitle the Indemnified Parties to undertake control of the defense of the Underlying Claim on behalf of and for the account and risk of the Indemnifying Parties in such manner as the Indemnified Parties may deem appropriate, including, but not limited to, settling the Underlying Claim. However, the parties controlling the defense of the Underlying Claim shall not settle or compromise such Underlying Claim without the prior written consent of the other parties, which consent shall not be unreasonably withheld or delayed. The non-controlling parties shall be entitled to participate in (but not control) the defense of any such action, with their own counsel and at their own expense.

                  (d) The Indemnifying Parties and the Indemnified Parties will cooperate reasonably, fully and in good faith with each other, at the sole expense of the Indemnifying Parties, in connection with the defense, compromise or settlement of any Underlying Claim including, without limitation, by making available to the other parties all pertinent information and witnesses within their reasonable control.

11.      INJUNCTIVE RELIEF.

         11.1 DAMAGES INADEQUATE. Each party acknowledges that it would be impossible to measure in money the damages to the other party if there is a failure to comply with any covenants and provisions of this Agreement, and agrees that in the event of any breach of any covenant or provision, the other party to this Agreement will not have an adequate remedy at law.

         11.2 INJUNCTIVE RELIEF. It is therefore agreed that the other party to this Agreement who is entitled to the benefit of the covenants and provisions of this Agreement which have been breached, in addition to any other rights or remedies which they may have, will be entitled to immediate injunctive relief to enforce such covenants and provisions, and that in the event that any such action or proceeding is brought in equity to enforce them, the defaulting or breaching party will not urge a defense that there is an adequate remedy at law.

12.      FURTHER ASSURANCES.

         Following the Closing, Seller shall furnish or make available, as the case may be, to Buyer such instruments and other documents as Buyer may reasonably request for the purpose of carrying out or evidencing the transactions contemplated hereby.

13.      FEES AND EXPENSES.

         Each party hereto shall pay all fees, costs and expenses that it incurs in connection with the negotiation and preparation of this Agreement and in carrying out the transactions contemplated hereby (including, without limitation, all fees and expenses of its counsel and accountant).

14.      WAIVERS.

         If any party at any time waives any rights hereunder resulting from any breach by the other party of any of the provisions of this Agreement, such waiver is not to be construed as a continuing waiver of other breaches of the same or other provisions of this Agreement. Resort to any remedies referred to herein will not be construed as a waiver of any other rights and remedies to which such party is entitled under this Agreement or otherwise.

15.      SUCCESSORS AND ASSIGNS.

         Subject to Section 19, each covenant and representation of this Agreement will inure to the benefit of and be binding upon each of the parties, their personal representatives, assigns and other successors in interest.

16.      ENTIRE AND SOLE AGREEMENT.

         This Agreement constitutes the entire agreement between the parties and supersedes all other agreements, representations, warranties, statements, promises and undertakings, whether oral or written, with respect to the subject matter of this Agreement. This Agreement may be modified or amended only by a written agreement signed by the parties against whom the amendment is sought to be enforced.

17.      GOVERNING LAW.

         This Agreement will be governed by the laws of California without giving effect to applicable conflict of laws provisions. With respect to any litigation arising out of or relating to this Agreement, each party agrees that it will be filed in and heard by the state or federal courts with jurisdiction to hear such suits located either in Los Angeles County, California, or in the State of Vermont, at the election of the plaintiff in the case.

18.      COUNTERPARTS.

         This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts will be deemed to be an original, and such counterparts will constitute but one and the same instrument.

19.      ASSIGNMENT.

         Except in the case of an affiliate of the Buyer, this Agreement may not be assignable by any party without prior written consent of the other parties.

20.      REMEDIES.

         Except as otherwise expressly provided herein, none of the remedies set forth in this Agreement are intended to be exclusive, and each party will have all other remedies now or hereafter existing at law, in equity, by statute or otherwise. The election of any one or more remedies will not constitute a waiver of the right to pursue other available remedies.

21.      SECTION HEADINGS.

         The section headings in this Agreement are included for convenience only, are not a part of this Agreement and will not be used in construing it.

22.      SEVERABILITY.

         In the event that any provision or any part of this Agreement is held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability will not affect the validity or enforceability of any other provision or part of this Agreement. The parties shall attempt by mutual agreement to arrive at an amendment of this Agreement which eliminates such invalidity or conflict while at the same time permitting the accomplishment of the objectives of this Agreement.

23.      NOTICES.

         Each notice or other communication hereunder must be in writing and will be deemed to have been duly given on the earlier of (i) the date on which such notice or other communication is actually received by the intended recipient thereof, or (ii) the date five (5) days after the date such notice or other communication is mailed by registered or certified mail (postage prepaid) to the intended recipient at the following address (or at such other address as the intended recipient will have specified in a written notice given to the other parties hereto):

               IF TO AHI:

               Allstate Home Inspection & Household Environmental Testing, Ltd. 91 Summer Street
               Barre, Vermont 05641

               Telephone: (800) 218-0274
               Facsimile: (802) 476-6101

               IF TO SELLER:

               Francis X. Finigan
               91 Summer Street
               Barre, Vermont 05641

               Telephone: (800) 218-0274
               Facsimile: (802) 476-6101

               IF TO BUYER:

               Environmental Service Professionals, Inc.
               1111 Tahquitz Canyon Way, Suite 110
               Palm Springs, California 92262
               Attention:  Ed Torres, Chief Executive Officer

               Telephone: (760) 327-5284
               Facsimile: (760) 327-5630

24.      PUBLICITY.

         Except as may be required in order for a party to comply with applicable laws, rules, or regulations or to enable a party to comply with this Agreement, or necessary for the Buyer to prepare and disseminate any private or public placements of its securities or to communicate with its shareholders or franchisees, no press release, notice to any third party or other publicity concerning the transactions contemplated by this Agreement will be issued, given or otherwise disseminated without the prior approval of each of the parties hereto; provided, however, that such approval will not be unreasonably withheld.



                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, this Agreement has been entered into as of the date first above written.


AHI:                  ALLSTATE HOME INSPECTION &
                      HOUSEHOLD ENVIRONMENTAL TESTING, LTD.,
                      a Delaware corporation

                      By: \s\ Francis X. Finigan
                      ---------------------------------------------------------
                      Francis X. Finigan, President



FINIGAN/SELLER:       \s\ Francis X. Finigan
                      ---------------------------------------------------------
                      Francis X. Finigan, Individually


COMPANY/BUYER:        ENVIRONMENTAL SERVICE PROFESSIONALS, INC.,
                      a Nevada corporation


                      By:  \s\ Edward Torres
                      ---------------------------------------------------------
                      Edward Torres, Chief Executive Officer



*See Schedules attached to this Agreement and incorporated herein by reference.